Presentation of IPX066 ADVANCE-PD Phase III Study Results March 15, 2011 ....Advancing CNS Treatment 1 Exhibit 99.2

Safe Harbor Statement "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward- looking statements. Such risks and uncertainties include, but are not limited to, the effect of current economic conditions on the Company's industry, business, financial position and results of operations, the ability to maintain an effective system of internal control over financial reporting, fluctuations in revenues and operating income, the ability to successfully develop and commercialize pharmaceutical products, reductions or loss of business with any significant customer, the impact of competition, the ability to sustain profitability and positive cash flows, any delays or unanticipated expenses in connection with the operation of the Taiwan facility, the effect of foreign economic, political, legal and other risks on operations abroad, the uncertainty of patent litigation, consumer acceptance and demand for new pharmaceutical products, the difficulty of predicting Food and Drug Administration filings and approvals, the inexperience of the Company in conducting clinical trials and submitting new drug applications, the ability to successfully conduct clinical trials, reliance on alliance and collaboration agreements, the availability of raw materials, the ability to comply with legal and regulatory requirements governing the healthcare industry, the regulatory environment, the ability to protect the Company's intellectual property, exposure to product liability claims and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and Impax undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Trademarks referenced herein are the property of their respective owners. (c)2011 Impax Laboratories, Inc. 2

Agenda Opening Remarks Dr. Larry Hsu: President & CEO, Impax Laboratories Background on IPX066 Development Michael Nestor: President, Impax Pharmaceuticals IPX066 Phase III ADVANCE-PD Study Results Dr. Suneel Gupta: Chief Scientific Officer, Impax Pharmaceuticals Key Opinion Leader Comments Dr. Robert A. Hauser: Professor of Neurology, Molecular Pharmacology, and Physiology and Director of the Parkinson's Disease & Movement Disorders Center at the University of South Florida Question & Answer Session 3

Michael Nestor President, Impax Pharmaceuticals ....Advancing CNS Treatment 4

Statistically Significant Top Line Results IPX066 meets primary and secondary endpoints Significantly reduced percentage of "off time" Increased "on time" without troublesome dyskinesia Improved control of motor symptoms Generally well tolerated 5

Parkinson's Disease Major Market Prevalence (in millions) Affects as many as 1-2% of persons aged 60 and older Afflicts more than 6 million people worldwide $3+ billion global market Symptoms are motor and non- motor in nature 6

Naive PD Patient Phase III Study Phase III randomized, double-blind, placebo-controlled, fixed-dose, parallel arm study of 3 doses of IPX066 vs. placebo Enrolled 381 subjects with early PD Conducted under Special Protocol Assessment with FDA North America and Europe 30-week treatment duration Primary endpoint: change from baseline in the sum of UPDRS Parts II and III scores at week 30 7

(p<0.0001 for all treatments) (p<0.0001 for both measures at all three dose levels) APEX-PD Phase III - Met Primary & Secondary Endpoints Significant clinical improvement Parkinson's Disease symptoms (UPDRS) Clinician & Patient Reported outcomes Clinical & Patient Global Impressions of Change (CGI, PGI) Quality of Life IPX066 adverse event rate was similar to placebo IPX066 demonstrates efficacy and safety in early PD 8

Advanced PD Patient Phase III Study Phase III randomized, double-blind, active-control, parallel-group comparison of IPX066 vs. IR carbidopa-levodopa Enrolled 471 subjects with advanced PD North America and Europe 22-week treatment duration Primary endpoint: percentage of "off time" during waking hours 9

IPX066: Development Status Preclinical & POC Phase I Phase II Phase III NDA Submission Additional Studies Completed Completed Completed Completed 4Q 2011 Open Label Extension ADVANCE-PD & APEX-PD Advanced Patients (CD-LD + entacapone) ASCEND-PD 10

Commercial Operations Existing 66 sales reps building relationships with physicians Co-promotion agreement Estimated Expansion IPX066 Launch Additional 40 to 50 sales reps 11

Collaboration with GlaxoSmithKline Joint Development and Commercialization of IPX066 Agreement reached in December 2010 Overview of agreement GSK acquires commercial rights outside of the US & Taiwan Impax received $11.5 million upfront payment Impax can receive additional milestones of up to $175 million Tiered royalty on GSK net product sales GSK an ideal partner for IPX066 Extensive Neuroscience experience Demonstrated development and commercial experience 12

Dr. Suneel Gupta Chief Scientific Officer Impax Pharmaceuticals ....Advancing CNS Treatment 13

Phase III Study Results IPX066 B09-02 (ADVANCE-PD) A Study to Evaluate the Safety and Efficacy of IPX066 in Advanced Parkinson's Disease 14

IR CD-LD, N = 192 D-30 V 5 Wk9 V 8 Wk22 V 1 Wk0 V 4 Wk7 V 2 Wk3 V 6 Wk12 V 7 Wk17 V 3 Wk5 ADVANCE-PD: Phase III Study Design ADVANCE-PD is a randomized, double-blind, parallel-group study of IPX066 versus IR CD-LD in advanced PD patients with motor fluctuations After screening, subjects are dose-adjusted on IR CD-LD then converted to IPX066 followed by randomization to IPX066 or IR CD-LD treatment 15

Primary Endpoint: Comparison of "Off Time" as a Percentage of Waking Hours p<0.0001 37% reduction 17% reduction IPX066 demonstrates a 37% improvement from baseline compared to 17% for IR CD-LD 16

-2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 Change from Baseline (Hours) IPX066 IR CD-LD ^ Off Time p<0.0001 ^ On Time Without Troublesome Dyskinesia p<0.001 IPX066 Increases "On time" Without an Increase in Dyskinesia IPX066 "Off Time" improves 2.2 hours - "On Time" improves 1.9 hours 17

IPX066 Treatment Leads to Improvement in PD Rating Scale IPX066 improved Unified Parkinson's Disease Rating Scale (UPDRS) during on state compared to IR CD-LD p<0.0001 Activities of Daily Living and Motor Symptom Control 18

Changes in Clinical Global Impression and Other Patient Reported Endpoints ANOVA: P < 0.0001 IPX066 improved Clinical Global Impression (CGI) of dose adjusted IR CD-LD patients 19

Safety and Tolerability of IPX066 in ADVANCE-PD IPX066 was generally well tolerated and had a similar frequency of overall adverse events as IR CD-LD One patient on each of the two treatment arms reported drug related serious adverse events during the double- blind treatment phase 20

Summary of Adverse Events During The Double Blind Maintenance Phase During The Double Blind Maintenance Phase During The Double Blind Maintenance Phase 21

Study Conclusions IPX066 demonstrates improved efficacy over IR CD-LD in all measured PD endpoints: "Off time" reduction, "On time" increase, Responder Analysis, and UPDRS IPX066 efficacy improvement is not associated with worsening of PD symptoms IPX066 significantly improved over IR CD-LD in secondary measures including quality of life: CGI, PGI, PDQ-39, and modified Rankin Test IPX066 was generally well tolerated with a similar frequency to IR CD- LD of both adverse events and serious related adverse events in the double blind maintenance period ADVANCE-PD results are clinically meaningful to advanced PD patients and represent a significant improvement over the standard of care 22

Dr. Robert A. Hauser Professor of Neurology, Molecular Pharmacology, and Physiology and Director of the Parkinson's Disease & Movement Disorders Center at the University of South Florida ....Advancing CNS Treatment 23

Question & Answer Session ....Advancing CNS Treatment 24